Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,500,000
Previously Paid Amount	5,558.53
Total Fee Amount	7,490.75
Total Offset Amount	0
Net Fee	$ 1,932.22